UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2008
                                  -------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Maryland                         0-31957                 38-0135202
        ---------                        -------                 ----------
   (State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)                   File Number)       Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                         Registrant's telephone number,
                               including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     First Federal of Northern Michigan Bancorp, Inc. (Nasdaq: FFNM) (the "Company") announced that its wholly owned subsidiary, the InsuranCenter of Alpena ("ICA"), intends to sell to the Grotenhuis Group (a managing agent for Blue Cross Blue Shield of Michigan) the rights to service insurance contracts and collect commissions on such contracts written through local Chambers of Commerce located in an 11-county area in northeast Michigan. The purchase is expected to close on April 1, 2008. As part of the transaction, certain employees of ICA will transfer to the Grotenhuis Group to service the contracts. The Company expects to record a nominal gain in connection with the sale.


Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Shell company transactions: None

     (d)  Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FEDERAL OF NORTHERN MICHIGAN
                                  BANCORP, INC.


Date: March 4, 2008                  By:  /s/ Michael Mahler
      -------------                        -----------------------------------
                                           Michael Mahler
                                           President and Chief Operating Officer
                                           (Duly Authorized Representative)